THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULONE 2019, Lincoln VULONE 2021, Lincoln VULCV-IV, Lincoln VULDB-IV, Lincoln AssetEdge® VUL, Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® VUL 2019, Lincoln AssetEdge® VUL 2019-2, Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® VUL 2022, Lincoln AssetEdge® VUL 2022-2, Lincoln AssetEdge® VUL 2025, Lincoln AssetEdge® VUL 2025-2

Supplement dated July 10, 2026 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your variable life insurance policy. This Supplement should be read in conjunction with the prospectus filed therein. All other terms and provisions of the prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A: Funds Available Under The Policy.

Fund Name Change: Effective August 1, 2026, the fund currently named LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund will be renamed LVIP BlackRock Growth ETF Allocation Managed Risk Fund. All references to the fund in the Prospectus will be revised accordingly. The fund’s investment objective, fee and average total returns will not change.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.